Quarterly Holdings Report
for

Fidelity Flex® Funds

Fidelity Flex® Real Estate Fund

October 31, 2020

ZXL-QTLY-1220
1.9881645.103

Schedule of Investments October 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 98.7%
REITs - Apartments - 11.0%
American Homes 4 Rent Class A	1,023	$28,920
Apartment Investment & Management Co. Class A	485	15,472
Invitation Homes, Inc.	1,195	32,576
Mid-America Apartment Communities, Inc.	224	26,125
UDR, Inc.	756	23,617
		126,710
REITs - Diversified - 38.6%
Crown Castle International Corp.	576	89,971
Digital Realty Trust, Inc.	740	106,782
Duke Realty Corp.	1,890	71,801
Equinix, Inc.	79	57,768
Gaming & Leisure Properties	485	17,630
SBA Communications Corp. Class A	261	75,787
VICI Properties, Inc.	662	15,193
Washington REIT (SBI)	507	8,862
		443,794
REITs - Health Care - 8.0%
Ventas, Inc.	955	37,694
Welltower, Inc.	1,008	54,200
		91,894
REITs - Hotels - 1.0%
DiamondRock Hospitality Co.	1,548	7,647
RLJ Lodging Trust	462	3,779
		11,426
REITs - Management/Investment - 5.9%
American Assets Trust, Inc.	307	6,426
Lexington Corporate Properties Trust	1,507	14,965
National Retail Properties, Inc.	681	21,799
Weyerhaeuser Co.	886	24,179
		67,369
REITs - Manufactured Homes - 6.5%
Equity Lifestyle Properties, Inc.	734	43,445
Sun Communities, Inc.	224	30,829
		74,274
REITs - Office Property - 4.9%
Brandywine Realty Trust (SBI)	793	6,947
Highwoods Properties, Inc. (SBI)	346	10,300
Mack-Cali Realty Corp.	577	6,341
Piedmont Office Realty Trust, Inc. Class A	705	8,051
VEREIT, Inc.	4,015	24,893
		56,532
REITs - Shopping Centers - 2.5%
Kimco Realty Corp.	1,267	12,999
Regency Centers Corp.	454	16,158
		29,157
REITs - Single Tenant - 1.2%
Spirit Realty Capital, Inc.	455	13,673
REITs - Storage - 6.5%
CubeSmart	937	31,792
Extra Space Storage, Inc.	270	31,307
Iron Mountain, Inc.	448	11,675
		74,774
REITs - Warehouse/Industrial - 12.6%
Americold Realty Trust	580	21,013
Prologis (REIT), Inc.	1,255	124,496
		145,509

TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)		1,135,112

Real Estate Management & Development - 0.9%
Real Estate Development - 0.9%
Instone Real Estate Group BV (a)(b)	510	10,549
TOTAL COMMON STOCKS
(Cost $1,128,534)		1,145,661

Money Market Funds - 0.5%
Fidelity Cash Central Fund 0.10% (c)
(Cost $5,797)	5,796	5,797
TOTAL INVESTMENT IN SECURITIES - 100.1%
(Cost $1,134,331)		1,151,458
NET OTHER ASSETS (LIABILITIES) - (0.1)%		(582)
NET ASSETS - 100%		$1,150,876

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,549 or 0.9% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2
Total	$2

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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